UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2006

FUSHI INTERNATIONAL, INC.

(Exact name of Registrant as specified in charter)

Nevada	0-19276	13-3140715
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China 116100
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (011)-86-411-8770-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)
☐Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Explanatory Note

This Amendment is being filed to file Exhibit 16.2 as part of the Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description of Exhibit

16.2	Letter dated October 23, 2006 from Jimmy C.H. Cheung & Co. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSHI INTERNATIONAL, INC.

Date: October 24, 2006	By:	/s/ Chris Wang
Chris Wang
Chief Financial Officer